OPTIMUM FUND TRUST

Optimum Fixed Income Fund
(the "Fund")

Supplement to the Fund’s Statement of Additional Information
dated July 29, 2013

This supplement is effective as of September 2013. The following replaces the information in the section of the Fund's Statement of Additional Information entitled "Portfolio Managers – B. Other Accounts Managed – Optimum Fixed Income Fund: – The Manager”:

The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of June 30, 2013. This disclosure has been provided by the Manager.

Optimum Fixed Income Fund:
	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
The Manager
Roger Early*
Registered Investment Companies	17	$24.6 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	49	$6.3 billion	0	$0
Paul Grillo*
Registered Investment Companies	19	$23.5 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	21	$1.9 billion	0	$0
Thomas Chow*
Registered Investment Companies	19	$22.3 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	19	$4.7 billion	0	$0
J. David Hillmeyer*
Registered Investment Companies	6	$12.7 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11	$468.2 million	0	$0
Wen-Dar Chen*
Registered Investment Companies	3	$11.5 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$456.3 million	0	$0
Steven A. Landis*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	Less than $1 million	0	$0

*           Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of a date as recent as practicable.

The following information replaces the section entitled “Portfolio Managers – D. Compensation – 6. Optimum Fixed Income Fund: – The Manager – Bonus:”:

Bonus: An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Lipper or Morningstar peer group percentile ranking on a one, three-, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Please keep this Supplement for future reference.

This Supplement is dated September 23, 2013.